                 INFINITY PROPERTY AND CASUALTY CORPORATION 10-Q

                                   EXHIBIT 32

          CERTIFICATION OF CHIEF EXECUTIVE AND CHIEF FINANCIAL OFFICER

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing with the Securities and Exchange Commission of the Quarterly Report of Infinity Property and Casualty Corporation (the "Company") on Form 10-Q for the period ended March 31, 2004 (the "Report"), each of the undersigned officers of the Company certifies, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

May 10, 2004                                BY: /s/JAMES R. GOBER
                                                --------------------------------
                                                James R. Gober
                                                President and Chief Executive
                                                Officer

May 10, 2004                                BY: /s/ROGER SMITH
                                                -------------
                                                Roger Smith
                                                Senior Vice President and Chief
                                                Financial Officer

         A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT WILL BE RETAINED BY THE REGISTRANT AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.